Exhibit 99.1

                 Investors Title Reports Third Quarter Results

     CHAPEL HILL, N.C.--(BUSINESS WIRE)--October 28, 2004--J. Allen Fine, Chairman of Investors Title Company, (NASDAQ: ITIC) announced that for the quarter ended September 30, 2004, the Company reported net income of $2,927,864, a decrease of 1% compared with the same quarter in 2003. Diluted earnings per share were $1.12 versus $1.13 in the prior year period. Net premiums written decreased 22% to $18,334,559 from $23,469,590 and total revenues decreased 19% to $20,503,324.
     For the nine-month period ended September 30, 2004, the Company reported net income of $8,029,863, a decrease of 7% compared with the same nine-month period in 2003. Diluted earnings per share were $3.06 versus $3.30 in the prior year period. Net premiums written decreased 17% to $54,965,967 and total revenues decreased 15% to $60,601,380.
     Chairman Fine added, "The decline in premiums written primarily relates to the decrease in mortgage refinance transactions compared with the prior year. This decline was partially offset by a fee increase in our largest market which took effect in the fourth quarter of the preceding year. Sales in our exchange segment continue to grow as activity in Section 1031 tax-free exchanges remains strong driven by ongoing low interest rates. Operating results benefited from higher exchange volume and the increase in title fee income."
     Investors Title Company is engaged through its subsidiaries in the business of issuing and underwriting title insurance policies. Title insurance is typically sold when real estate is purchased and upon refinancing of loans secured by real estate. Policies are issued through 29 branch offices and a network of agents located across 24 states and the District of Columbia. The Company also provides services in connection with Section 1031 tax-free exchanges of like-kind property as well as investment management services to individuals, trusts, foundations and businesses.
     Certain statements contained herein may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks and uncertainties that could cause actual results to differ materially from anticipated and historical results. For more details on risk, uncertainties and other factors that could affect expectations, refer to the Company's Annual Report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission.


                    Investors Title Company and Subsidiaries
                        Consolidated Statements of Income
                           September 30, 2004 and 2003
                                   (Unaudited)

                          For The Three              For The Nine
                           Months Ended              Months Ended
                           September 30              September 30
                      -----------------------   ----------------------
                         2004         2003         2004       2003
                      -----------   ---------   ---------  -----------

Revenues:
  Underwriting income:
    Premiums Written  $18,372,069 $23,583,938 $55,166,785 $66,764,869
    Less-premiums for
     reinsurance ceded     37,510     114,348     200,818     304,665
                       ----------- ----------- ----------- -----------
          Net premiums
           written     18,334,559  23,469,590  54,965,967  66,460,204
  Investment income-
   interest and
   dividends              597,708     666,399   1,963,030   2,020,834
  Net realized gain on
   sales of
   investments             19,280       1,130      39,667      66,044
  Exchange services
   revenue                931,446     383,094   1,953,644     873,995
  Other                   620,331     803,026   1,679,072   2,110,248
                       ----------- ----------- ----------- -----------
          Total        20,503,324  25,323,239  60,601,380  71,531,325
                       ----------- ----------- ----------- -----------

Operating Expenses:
  Commissions to
   agents               7,372,112  11,029,831  22,283,907  31,885,609
  Provision for
   claims               2,110,152   2,699,432   6,139,555   7,470,163
  Salaries, employee
   benefits and
   payroll taxes        4,042,857   4,139,980  12,219,022  11,395,979
  Office occupancy
   and operations       1,294,766   1,321,753   3,821,520   3,784,546
  Business
   development            447,159     692,124   1,324,096   1,475,280
  Taxes, other than
   payroll and income      42,823     101,178     341,877     276,460
  Premium and retaliatory
   taxes                  357,244     463,437   1,079,639   1,347,542
  Professional fees       336,919     324,925   1,144,906     783,064
     Other                 84,428      87,780     138,995     287,625
                       ----------- ----------- ----------- -----------
          Total        16,088,460  20,860,440  48,493,517  58,706,268
                       ----------- ----------- ----------- -----------

Income Before Income
 Taxes                  4,414,864   4,462,799  12,107,863  12,825,057
                       ----------- ----------- ----------- -----------

Provision For Income
 Taxes                  1,487,000   1,499,000   4,078,000   4,165,245
                       ----------- ----------- ----------- -----------

Net Income            $ 2,927,864 $ 2,963,799 $ 8,029,863 $ 8,659,812
                       =========== =========== =========== ===========

Basic Earnings Per
 Common Share         $      1.17 $      1.18 $      3.21 $      3.46
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Basic    2,493,786   2,503,405   2,500,654   2,503,650
                       =========== =========== =========== ===========

Diluted Earnings Per
 Common Share         $      1.12 $      1.13 $      3.06 $      3.30
                       =========== =========== =========== ===========

Weighted Average Shares
 Outstanding - Diluted  2,608,160   2,629,026   2,621,922   2,621,504
                       =========== =========== =========== ===========

                    Investors Title Company and Subsidiaries
                           Consolidated Balance Sheets
                 As of September 30, 2004 and December 31, 2003


                                       Sept. 30, 2004   Dec. 31, 2003
                                        (Unaudited)       (Audited)
                                       -------------   -------------

Assets
   Cash and cash equivalents           $   4,498,084   $   5,125,356

  Investments in securities:
    Fixed maturities:
      Held-to-maturity, at amortized
       cost                                2,207,241       2,481,353
      Available-for-sale, at fair
       value                              60,057,395      45,100,520
    Equity securities, at fair value       6,820,648      14,556,785
    Short term investments                18,050,084      16,747,964
    Other investments                      1,290,798         955,561
                                        -------------   -------------
        Total investments                 88,426,166      79,842,183

  Premiums receivable, net                 7,146,604       8,031,803
  Accrued interest and dividends             651,848         667,147
  Prepaid expenses and other assets        1,257,476         934,345
  Property acquired in settlement of
   claims                                    286,517         286,517
  Property, net                            4,501,458       4,099,243
  Deferred income taxes, net                 927,828       1,485,217
                                        -------------   -------------

Total Assets                           $ 107,695,981   $ 100,471,811
                                        =============   =============

Liabilities and Stockholders' Equity
Liabilities:
  Reserves for claims                  $  31,541,000   $  30,031,000
  Accounts payable and accrued
   liabilities                             5,141,775       6,243,906
  Commissions and reinsurance payables       484,508         726,191
  Current income taxes payable               518,323         281,968
                                        -------------   -------------
      Total liabilities                   37,685,606      37,283,065
                                        -------------   -------------

Stockholders' Equity:
  Common stock - no par value (shares authorized
   10,000,000;
     2,488,730 and 2,503,923 shares issued and
      outstanding 2004 and 2003,
     respectively, excluding 367,014 and 351,821
      shares 2004 and 2003,
     respectively, of common stock held
      by the Company's subsidiary)                 1               1
  Retained earnings                       66,895,192      59,756,927
  Accumulated other comprehensive
   income                                  3,115,182       3,431,818
                                        -------------   -------------
      Total stockholders' equity          70,010,375      63,188,746
                                        -------------   -------------

Total Liabilities and Stockholders'
 Equity                                $ 107,695,981   $ 100,471,811
                                        =============   =============

                    Investors Title Company and Subsidiaries
                          Net Premiums Written By State
                           September 30, 2004 and 2003
                                   (Unaudited)

                            For the Three           For the Nine
                            Months Ended            Months Ended
                            September 30            September 30
State                    2004         2003       2004         2003
---------------------------------------------------------------------


Alabama           $    297,717  $   368,624 $ 1,011,387  $ 1,014,151
Florida                243,128       81,997     898,616      107,147
Illinois               193,245      291,780     742,367    1,048,229
Kentucky               449,086      476,897   1,318,294    1,418,543
Maryland               414,501      388,170   1,151,549    1,363,584
Michigan             1,208,766    1,945,041   3,789,193    6,339,491
Minnesota              312,912      531,522     830,496    1,625,270
Mississippi            245,857      362,183     758,674      927,208
Nebraska               153,045      442,975     608,851    1,606,527
New York               869,203    1,690,477   2,701,375    4,796,813
North Carolina       8,419,558    8,599,131  24,988,144   23,508,790
Pennsylvania           615,729    1,836,520   2,075,304    5,134,214
South Carolina       1,625,811    2,014,621   4,871,256    5,287,003
Tennessee              750,156      984,643   2,334,355    3,014,397
Virginia             1,860,509    2,696,344   5,181,109    7,305,163
West Virginia          530,463      607,529   1,393,544    1,641,651
Other States           182,383      265,484     512,271      620,457
                     ------------  ----------- ----------- -----------
  Direct Premiums   18,372,069   23,583,938  55,166,785   66,758,638
Reinsurance Assumed          -            -           -        6,231
Reinsurance Ceded      (37,510)    (114,348)   (200,818)    (304,665)
                     ------------  ----------- ----------- -----------
  Net Premiums
   Written        $ 18,334,559  $23,469,590 $54,965,967  $66,460,204
                  ============  =========== ===========  ===========


                    Investors Title Company and Subsidiaries
                    Net Premiums Written By Branch and Agency
                           September 30, 2004 and 2003
                                   (Unaudited)



           For The Three Months Ended       For The Nine Months Ended
                   September 30                September 30
----------------------------------------------   ---------------------


             2004    %       2003    %        2004    %     2003    %
      -------------------------------- -------------------------------
Branch $8,143,374  44  $8,577,766  37  $24,431,329  44 $23,575,716  35

Agency 10,191,185  56  14,891,824  63   30,534,638  56  42,884,488  65
      -------------------------------- ---------------- --------------

Total $18,334,559 100 $23,469,590 100  $54,965,967 100 $66,460,204 100
      ================================ ================ ==============


     CONTACT: Investors Title Company
              Elizabeth B. Lewter, 919-968-2200